UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 2, 2008
(May 27, 2008)
Date of report
(Date of earliest event reported)

UNITED FUEL & ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-68008	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

405 N. Marienfeld, Suite 300, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Promissory Note in Favor of Greinke Personal Living Trust

On April 14, 2008, United Fuel & Energy Corporation, a Nevada corporation (“we,” “us” or the “Company”), entered into an unsecured promissory note (the “Note”) with the Greinke Personal Living Trust, Frank P. Greinke, Trustee (the “Trust”), pursuant to which we could borrow up to $5,000,000 from the Trust from time to time for short term working capital needs. The Note expired as of May 14, 2008. The Trust is affiliated with Frank P. Greinke, our Chairman of the Board.

On May 27, 2008, we entered into an amended and restated version of the Note with the Trust (the “Amended and Restated Note”). The Amended and Restated Note deleted the May 14, 2008 expiration date of the Note, thereby allowing the Amended and Restated Note to remain in place indefinitely. Interest on the unpaid principal balance of all advances under the Amended and Restated Note that have been outstanding for 30 days or less shall bear interest at the London interbank offered rate or LIBOR in effect on May 27, 2008, plus 3.50%. Interest on the unpaid principal balance of all advances under the Amended and Restated Note that have been outstanding for more than 30 days shall bear interest at the LIBOR in effect on the 30th day following the date such advance was made plus 8.50%. All principal and accrued but unpaid interest under the Amended and Restated Note shall be payable upon the demand of the Trust upon one day prior written notice to us.

The foregoing description of the Amended and Restated Note is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Note, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               The information set forth above in Item 1.01 regarding the Amended and Restated Promissory Note in Favor of the Greinke Personal Living Trust is hereby incorporated into this Item 2.03 by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description

10.1	Amended and Restated Promissory Note of United Fuel & Energy Corporation, a Nevada corporation, dated May 27, 2008, in favor of the Greinke Personal Living Trust, Frank P. Greinke, Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: June 2, 2008	By:	/s/ Lyndon James
Lyndon James
Interim Chief Financial Officer and Vice President